UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 281-2907

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2013, to provide the required financial information relating to the acquisition of the following two multifamily apartment communities: the Landmark at Avery Place property and the Landmark at Deerfield Glen property. While the acquisition of any one of these two properties was individually insignificant for purposes of the reporting requirements of Form 8-K and Rule 3-14, and the acquisition of one property was not conditioned upon the acquisition of the other property, these properties, along with the properties described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2013, the Company’s Current Report on Form 8-K/A filed with the SEC on September 13, 2013, the Company’s Current Report on Form 8-K/A filed with the SEC on September 26, 2013 and the Company’s Current Report on Form 8-K/A filed with the SEC on November 5, 2013, are related properties, which are significant in the aggregate.

A description of the properties is set forth below (in thousands):

Property Description	Date Acquired	Purchase Price	Gross Leasable Area(1)	Year Built/ Renovated
Landmark at Avery Place	November 26, 2013	$18,400	192,550	1981/2011
Landmark at Deerfield Glen	November 26, 2013	$23,000	329,800	1972/2010

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report

	Combined Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	3

	Notes to Combined Statement of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	4

(b)	Pro Forma Financial Information	6
	Pro Forma Consolidated Balance Sheet for the Nine Months Ended September 30, 2013 (unaudited)	6
	Pro Forma Consolidated Statement of Comprehensive Loss for the Nine Months Ended September 30, 2013 (unaudited)	7
	Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2012 (unaudited)	9
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011 (unaudited)	11
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (unaudited)	12

(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Landmark at Avery Place, LLC, and Landmark at Deerfield Glen, LLC (the “Properties”) for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of the Company) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

February 7, 2014

Weston, Florida

CONTRIBUTED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND FOR THE YEARS ENDED

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

	Nine Months Ended September 30, 2013 (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Revenues:
Rental income	$3,186	$2,801	$1,766	$259
Other property income	655	510	235	12

Total revenues	3,841	3,311	2,001	271

Certain expenses:
Administrative and marketing	536	451	204	22
Insurance	121	138	92	15
Personnel	486	401	283	26
Real estate taxes	386	306	200	26
Repairs and maintenance	243	140	91	15
Utilities	517	403	168	13

Total expenses	2,289	1,839	1,038	117

Revenues in excess of certain expenses	$1,552	$1,472	$963	$154

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

CONTRIBUTED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Landmark at Avery Place, LLC, which owns as its sole asset a 264-unit apartment community located in Tampa, Florida, and Landmark at Deerfield Glen, LLC, which owns as its sole asset a 320-unit apartment community located in Hoover, Alabama.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011, and 2010, due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

Because these Properties were acquired from a related party, these statements have been prepared for the nine months ended September 30, 2013 and the years ended December 31, 2012, 2011 and 2010.

The accompanying interim combined statements of revenues and certain expenses for the nine months ended September 30, 2013 are unaudited. In the opinion of management, the combined statements of revenues reflect all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit are generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable on the Properties consisted of the following as of December 31, 2012 (in thousands):

5.49% mortgage note payable to bank, monthly payments of interest only, maturing August 2015	$4,800

5.49% mortgage note payable to bank, monthly payments of interest only, maturing August 2015	$4,277

3.59% mortgage note payable to bank, monthly payments of interest only, maturing July 2019	$13,200

Total mortgage notes payable	$22,277

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through February 7, 2014, the date which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Nine Months Ended September 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Assets:
Real estate investments:
Operating properties, net	$1,226,540	$39,087	(a)	$1,265,627
Cash and cash equivalents	18,632	(419	)(b)	18,213
Accounts receivable	1,382			1,382
Other receivables due from affiliates	5,272			5,272
Restricted cash	36,904	782	(c)	37,686
Goodwill	10,710			10,710
Real estate and escrow deposits	1,840			1,840
Identified intangible assets, net	41,162	2,472	(a)	43,634
Other assets, net	17,901	311	(d)	18,212

Total assets	1,360,343	42,233		1,402,576

Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$740,113	$22,202	(a)(e)	$762,315
Unsecured notes payable to affiliate	10,784			10,784
Credit facility	130,000			130,000
Series D cumulative non-convertible redeemable preferred stock with derivative	189,757			189,757
Accounts payable and accrued liabilities	28,914	206	(c)	29,120
Other payables due to affiliates	5,569			5,569
Acquisition contingent consideration	3,823			3,823
Security deposits, prepaid rent and other liabilities	9,597	295	(a)(c)	9,892

Total liabilities	1,118,557	22,703		1,141,260
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 23,898,802 and 20,655,646 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	239			239
Additional paid-in capital	213,708			213,708
Accumulated other comprehensive loss, net	(421)			(421)
Accumulated deficit	(151,586)	33	(f)	(151,553)

Total stockholders’ equity	61,940	33		61,973
Redeemable non-controlling interests in operating partnership	175,448	19,497	(g)	194,945
Non-controlling interest	4,398			4,398

Total equity	241,786	19,530		261,316

Total liabilities and equity	$1,360,343	$42,233		$1,402,576

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the Properties. The total purchase price is allocated in accordance with ASC 805.
(b)	Reflects cash on hand used as portion of the consideration paid for the acquisition of the Properties.
(c)	Reflects lender escrows, accounts payable and accrued liabilities, and security deposits, prepaid rent and other liabilities assumed of in connection with the Properties.
(d)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt on the Properties.
(e)	Reflects the new debt and assumed debt obtained as a portion of the consideration for the acquisition of the Properties.
(f)	Reflects acquisition-related expenses incurred and the pro rated expenses and income obtained as part of the acquisition of the Properties.
(g)	Reflects common units of limited partnership interests issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Nine Months Ended September 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$82,104	$3,186	(171	)(a)(b)	$85,119
Other property revenues	10,496	655			11,151
Management fee income	2,953		(60	)(c)	2,893
Reimbursed income	8,416				8,416

Total revenues	103,969	3,841	(231)		107,579

Expenses:
Rental expenses	41,941	2,289	(154	)(c)	44,076
Property lease expense	2,217				2,217
Reimbursed expense	8,416				8,416
General, administrative and other expense	11,582				11,582
Acquisition-related expenses	11,967		79	(d)	12,046
Depreciation and amortization	43,837		3,507	(e)	47,344

Total expenses	119,960	2,289	3,432		125,681

Other income/(expense):
Interest expense, net	(23,074)		(748	)(b)(f)	(23,822)
Preferred dividends classified as interest expense	(8,324)				(8,324)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(56,378)	1,552	(4,411)		(59,237)
Income tax benefit	3,078				3,078

Loss from continuing operations	(53,300)	1,552	(4,411)		(56,159)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	26,832				29,665
Net loss attributable to non-controlling interest	422				422

Net loss from continuing operations attributable to common stockholders	$(26,046)				$(26,072)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	373				373
Change in cash flow hedges	(534)				(534)

Comprehensive loss attributable to common stockholders	$(26,207)				$(26,233)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(1.17)				$(1.17)

Weighted average number of common shares outstanding – basic and diluted	22,223,118				22,223,118
Weighted average number of common units held by non-controlling interests – basic and diluted	21,414,208		2,392,255	(g)	23,806,463

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the acquired Properties upon acquisition.
(c)	Reflects the management fee income received from the Properties and the management fee expense of the Properties that would not have been recognized if the Company had acquired the Properties as of January 1, 2013.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$57,196	$2,801	(171	)(a)(b)	$59,826
Other property revenues	7,521	510			8,031
Management fee income	2,645				2,645
Reimbursed income	10,407				10,407

Total revenues	77,769	3,311	(171)		80,909

Expenses:
Rental expenses	28,854	1,839	(133	)(c)	30,560
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		79	(d)	19,973
Depreciation and amortization	20,056		3,852	(e)	23,908
Impairment loss	5,397				5,397

Total expenses	101,845	1,839	3,798		107,482

Loss from operations	(24,076)	1,472	(3,969)		(26,573)
Other expense:
Interest expense, net	(17,519)		(1,021	)(b)(f)	(18,540)

Net loss	(41,595)	1,472	(4,990)		(45,113)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership	6,735				10,711

Net loss attributable to common stockholders	$(34,860)				$(34,402)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interests in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(34,662)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(1.70)

Weighted average number of common shares outstanding – basic and diluted	20,244,130				20,244,130
Weighted average number of common units held by non- controlling interests – basic and diluted	3,911,026		2,392,255	(g)	6,303,281

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the Properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if we had acquired the Properties as of January 1, 2012.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$42,485	$1,766	(171	)(a)(b)	$44,080
Other property revenues	5,306	235			5,541
Management fee income	2,865				2,865
Reimbursed income	11,207				11,207

Total revenues	61,863	2,001	(171)		63,693
Expenses:
Rental expenses	21,249	1,038	(80	)(c)	22,207
Property lease expense	2,402				2,402
Reimbursed expense	11,207				11,207
General, administrative and other expense	8,198				8,198
Acquisition-related expenses	1,270		79	(d)	1,349
Loss from unconsolidated joint venture	59				59
Depreciation and amortization	13,541		3,852	(e)	17,393
Impairment loss	390				390

Total expenses	58,316	1,038	3,851		63,205

Income/(loss) from operations	3,547	963	(4,022)		488
Other expense:
Interest expense, net	(12,493)		(1,021	)(b)(f)	(13,514)

Net loss	(8,946)	963	$(5,043)		(13,026)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					1,403

Net loss attributable to common stockholders	$(8,946)				$(11,623)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.45)				$(0.59)

Weighted average number of common shares outstanding – basic and diluted	19,812,886				19,812,886
Weighted average number of common units held by non-controlling interests – basic and diluted	0		2,392,255	(g)	2,392,255

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the Properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the Properties as of January 1, 2011.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$35,568	$259	(171	)(a)(b)	$35,656
Other property revenues	4,006	12			4,018
Management fee income	465				465
Reimbursed income	2,082				2,082

Total revenues	42,121	271	(171)		42,221

Expenses:
Rental expenses	18,871	117	(11	)(c)	18,977
Reimbursed expense	2,082				2,082
General, administrative and other expense	1,809				1,809
Acquisition-related expenses	5,394		79	(d)	5,473
Depreciation and amortization	12,861		3,852	(e)	16,713

Total expenses	41,017	117	3,920		45,054

Income/(loss) from operations	1,104	154	(4,091)		(2,833)
Other expense:
Interest expense, net	(11,869)		(1,021	)(b)(f)	(12,890)

Net loss	(10,765)	154	(5,112)		(15,723)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					1,813

Net loss attributable to common stockholders	$(10,765)				$(13,910)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.59)				$(0.76)

Weighted average number of common shares outstanding – basic and diluted	18,356,824				18,356,824
Weighted average number of common units held by non-controlling interests – basic and diluted	0		2,392,255	(g)	2,392,255

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the Properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the Properties as of January 1, 2010.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm